ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND
AND ALPINE ULTRA SHORT MUNICIPAL INCOME FUND,
EACH A SERIES OF ALPINE INCOME TRUST

SUPPLEMENT DATED NOVEMBER 19, 2015
TO THE PROSPECTUS DATED FEBRUARY 27, 2015

The following language replaces the first paragraph in the section of the Prospectus titled “Contingent Deferred Sales Charges (“CDSC”) – Class A”:

There is no initial sales charge on Class A purchases of $250,000 or more, but a CDSC may apply. You will pay a CDSC of 0.50% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Please retain this Supplement for future reference.